EXHIBIT 99.2

Q4 | 2023 This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), earnings before interest, income taxes, depreciation, amortization, rent and management fees (EBITDARM), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), liquidity, net debt, net operating income (NOI), and cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2023 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Disclosures All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 6, 2024. See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 Section Page Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Senior Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com Quarterly Financial Summary ..................................................................... 3 Financial Statistics and Ratios ................................................................... 4 Consolidated Balance Sheets .................................................................... 5 Consolidated Statements of Net (Loss) Income ................................... 6 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO ................................................................................................................. 7 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre ... 8 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) ................................................................................................................. 9 Same Store Cash NOI and Leasing Trends ............................................ 10 Debt .................................................................................................................. 11 Acquisitions and Dispositions .................................................................... 12 Property Map .................................................................................................. 13 Real Estate Diversification .......................................................................... 14 Portfolio ........................................................................................................... 16 Glossary ........................................................................................................... 20 Supplemental Information as of December 31, 2023 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Quarterly Financial Summary
(dollars in thousands, except share data and per share amounts)

Q4 | 2023

The following tables summarize the Company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Rental revenue	$ 45,914	$ 48,542	$ 44,965	$ 49,644	$ 43,905
Net (loss) income attributable to common stockholders	$ (8,996)	$ 14,983	$ 3,855	$ 14,200	$ (34,762)
Net (loss) income per common share - diluted	$ (0.04)	$ 0.06	$ 0.02	$ 0.06	$ (0.15)
EBITDAre	$ 33,560	$ 38,732	$ 34,686	$ 38,697	$ 33,864
FFO	$ 27,366	$ 33,055	$ 28,999	$ 33,054	$ 28,005
FFO per common share - diluted	$ 0.11	$ 0.15	$ 0.13	$ 0.14	$ 0.12
Core FFO	$ 30,928	$ 33,377	$ 31,032	$ 33,510	$ 30,721
Core FFO per common share - diluted	$ 0.12	$ 0.15	$ 0.14	$ 0.15	$ 0.14
AFFO	$ 32,697	$ 34,128	$ 31,585	$ 34,247	$ 30,975
AFFO per common share - diluted	$ 0.14	$ 0.15	$ 0.14	$ 0.15	$ 0.14

Portfolio Metrics

	As of				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Number of properties[1]	131	132	132	131	132
Rentable square feet (in thousands)	5,114	5,487	5,420	5,395	5,535
Weighted average rent escalation	2.2%	2.1%	2.1%	2.1%	2.2%
Weighted average leased rate	99.4%	99.4%	99.6%	99.4%	99.5%
Weighted average remaining lease term	8.5 years	8.8 years	9.1 years	9.2 years	9.3 years

(1) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2023

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Interest Coverage Ratio

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Interest expense	$ 6,171	$ 5,653	$ 5,664	$ 5,622	$ 5,833
EBITDAre	33,560	38,732	34,686	38,697	33,864
Interest coverage ratio	5.4 x	6.9 x	6.1 x	6.9 x	5.8 x

Net Debt Ratios

	As of				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Principal debt outstanding	$ 525,000	$ 605,000	$ 565,000	$ 575,000	$ 583,000
Less: cash and cash equivalents	202,019	14,563	21,497	22,230	12,917
Net debt	322,981	590,437	543,503	552,770	570,083
EBITDAre annualized[1]	152,580	148,512	143,832	131,172	136,212
Net debt to EBITDAre ratio	2.1 x	4.0 x	3.8 x	4.2 x	4.2 x
Net debt	$ 322,981	$ 590,437	$ 543,503	$ 552,770	$ 570,083
Adjusted fair value of real estate investments	2,001,202	2,447,094	2,387,442	2,383,635	2,400,885
Net debt leverage ratio	16.1 %	24.1 %	22.8 %	23.2 %	23.7 %

Financial Metrics

	December 31, 2023
Net debt leverage ratio	16.1 %
Net debt to EBITDAre ratio	2.1 x
Interest coverage ratio	5.4 x
Liquidity[2]	$ 702,019

Other Key Metrics

	December 31, 2023
Total real estate investments at cost	$ 2,138,585
Net asset value per share[3]	$ 7.48
Class A, I and T annualized distribution per share	$ 0.40

(1) EBITDAre is annualized by taking the current month amount, removing lease termination income, severance, accelerated stock-based compensation and write-off of straight-line rent receivables related to prior periods, and multiplying by twelve months.

(2) Liquidity represents cash and cash equivalents of $202.0 million and borrowing base availability on the Company's credit facility of $500.0 million as of December 31, 2023.

(3) The estimated net asset value per share was calculated as of October 31, 2023.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2023 December 31, 2023 December 31, 2022 ASSETS Real estate: Land $ 157,821 $ 163,419 Buildings and improvements, less accumulated depreciation of $227,156 and $209,118, respectively 1,470,831 1,716,663 Total real estate, net 1,628,652 1,880,082 Cash and cash equivalents 202,019 12,917 Intangible assets, less accumulated amortization of $102,456 and $90,239, respectively 134,999 167,483 Goodwill 17,700 21,710 Right-of-use assets 36,384 37,443 Other assets 79,825 100,167 Total assets $ 2,099,579 $ 2,219,802 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $1,847 and $2,412, respectively $ 523,153 $ 580,588 Accounts payable and other liabilities 30,381 30,619 Intangible liabilities, less accumulated amortization of $7,417 and $5,923, respectively 10,452 11,946 Lease liabilities 41,158 41,554 Total liabilities 605,144 664,707 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 244,617,615 and 241,425,332 shares issued, respectively; 227,934,254 and 226,255,969 shares outstanding, respectively 2,279 2,263 Additional paid-in capital 2,042,741 2,024,176 Distributions in excess of accumulated earnings (567,188) (499,334) Accumulated other comprehensive income 16,603 27,990 Total stockholders’ equity 1,494,435 1,555,095 Total liabilities and stockholders’ equity $ 2,099,579 $ 2,219,802 | Page5 Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 (Unaudited) Three Months Ended December 31, Year Ended December 31,   2023 2022 2023 2022 Revenue: Rental revenue $ 45,914 $ 43,905 $ 189,065 $ 179,986 Expenses: Rental expenses 5,468 4,731 20,196 17,950 General and administrative expenses 7,418 5,313 23,896 22,079 Depreciation and amortization 18,841 22,756 74,293 77,199 Impairment losses 17,544 40,037 24,252 47,424 Total operating expenses 49,271 72,837 142,637 164,652 Gain on real estate dispositions — — 22 460 Interest and other income 532 7 702 305 Interest expense 6,171 5,837 23,110 24,077 Net (loss) income attributable to common stockholders $ (8,996) $ (34,762) $ 24,042 $ (7,978) Weighted average number of common shares outstanding: Basic 227,806,489 226,112,737 227,199,543 225,320,043 Diluted 227,806,489 226,112,737 229,046,546 225,320,043 Net (loss) income per common share attributable to common stockholders: Basic $ (0.04) $ (0.15) $ 0.11 $ (0.03) Diluted $ (0.04) $ (0.15) $ 0.10 $ (0.03) Distributions declared per common share $ 0.10 $ 0.10 $ 0.40 $ 0.40 | Page6 Consolidated Statements of Net (Loss) Income (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Net (loss) income attributable to common stockholders $ (8,996) $ (34,762) $ 24,042 $ (7,978) Adjustments: Depreciation and amortization of real estate assets 18,818 22,730 74,202 77,099 Gain on real estate dispositions — — (22) (460) Impairment losses 17,544 40,037 24,252 47,424 FFO $ 27,366 $ 28,005 $ 122,474 $ 116,085 Adjustments: Severance 1,318 — 1,401 889 Write-off of straight-line rent receivables related to prior periods 1,650 2,434 3,268 2,434 Accelerated stock-based compensation 318 — 318 402 Amortization of above (below) market lease intangibles, including ground leases 276 282 1,386 1,044 Loss on extinguishment of debt — — — 3,367 Core FFO $ 30,928 $ 30,721 $ 128,847 $ 124,221 Adjustments: Deferred rent 456 738 1,644 1,535 Straight-line rent adjustments (1,357) (2,042) (5,465) (9,695) Amortization of deferred financing costs 425 412 1,665 1,679 Stock-based compensation 2,245 1,146 5,966 3,778 AFFO $ 32,697 $ 30,975 $ 132,657 $ 121,518 Net income per common share - diluted $ (0.04) $ (0.15) $ 0.10 $ (0.03) FFO per common share - diluted $ 0.11 $ 0.12 $ 0.53 $ 0.51 Core FFO per common share - diluted $ 0.12 $ 0.14 $ 0.56 $ 0.55 AFFO per common share - diluted $ 0.14 $ 0.14 $ 0.58 $ 0.54 | Page7 Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Net (loss) income attributable to common stockholders $ (8,996) $ (34,762) $ 24,042 $ (7,978) Adjustments: Interest expense1 6,171 5,833 23,110 24,077 Depreciation and amortization 18,841 22,756 74,293 77,199 EBITDA $ 16,016 $ (6,173) $ 121,445 $ 93,298 Gain on real estate dispositions — — (22) (460) Impairment losses 17,544 40,037 24,252 47,424 EBITDAre $ 33,560 $ 33,864 $ 145,675 $ 140,262 (1) Includes loss on extinguishment of debt of $3.4 million for the year ended December 31, 2022, in connection with the repayment of our prior credit facility. | Page8 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Rental revenue $ 45,914 $ 43,905 $ 189,065 $ 179,986 Rental expenses (5,468) (4,731) (20,196) (17,950) Net operating income $ 40,446 $ 39,174 $ 168,869 $ 162,036 Adjustments: Straight-line rent adjustments, net of write-offs 293 392 (2,197) (7,261) Amortization of above (below) market lease intangibles, including ground leases 276 282 1,386 1,044 Internal property management fee 1,332 1,268 5,250 5,220 Deferred rent 456 738 1,644 1,535 Cash NOI $ 42,803 $ 41,854 $ 174,952 $ 162,574 Cash NOI margin1 93.2% 95.3% 92.5% 90.3 % Cash NOI yield2 8.0% 7.1% 8.3% 7.1% (1) Calculated by dividing Cash NOI by rental revenue. (2) Calculated using annualized Cash NOI for the three months ended December 31, 2023 and 2022, respectively, (determined by multiplying actual Cash NOI excluding lease termination income by four quarters, then adding lease termination income collected for the quarter) to weighted average total real estate investments at cost. Calculated using actual Cash NOI for the year ended December 31, 2023 and 2022, respectively, to weighted average total real estate investments at cost. | Page9 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2023 128 Properties1 (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. Sa m e St or e C as h N et O pe ra tin g In co m e End of Period Leased Rate $37.6 $37.0 $38.2 $38.1 $38.4 99.5% 99.3% 99.6% 99.4% 99.4% 4Q22 1Q23 2Q23 3Q23 4Q23 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% | Page10 Same Store Cash NOI and Leasing Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Debt
(dollars in millions)
Q4 | 2023

Unsecured Credit Facility Key Covenants

Unsecured Credit Facility Key Covenants	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	22.4 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	6.98 x
Ratio of adjusted NOI from unencumbered properties under the credit facility to total unsecured interest expense	≥ 1.75x	4.07 x

The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance.

Debt Summary

Hedged debt	Amount	Rate[1]	% of Total
Credit facility term loans, fixed through interest rate swaps	$ 525.0	3.3 %	100.0 %
Total debt	$ 525.0	3.3 %	100.0 %

Debt Maturities


$500M
$375M
$250M
$125M
$0M
$250M
Revolver
(Undrawn $500M)
$275M
2023
2024[2]
2025
2026[3]
2027
2028+
Credit Facility Term Loan - Fixed Through Swaps

(1) Weighted average interest rate as of December 31, 2023.
(2) The 2024 term loan, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. We currently meet these conditions and therefore may exercise our option to extend the maturity date if we so choose.
(3) The revolving line of credit, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
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Q4 | 2023 2023 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 06/15/2023 West Palm Beach Healthcare Facility 25,150 Miami FL $ 9,920 09/27/2023 Burr Ridge Healthcare Facility 104,912 Chicago IL 59,902 Total 2023 Acquisitions 130,062 $ 69,822 2023 Dispositions Date Disposed Property Rentable Square Feet Market State Sale Price (in thousands) 03/31/2023 Cincinnati Healthcare Facility II 139,428 Cincinnati OH $ 12,500 09/29/2023 Harlingen Healthcare Facility 38,111 Brownsville TX 250 12/14/2023 Webster Healthcare Facility II 373,070 Houston TX 258,357 Total 2023 Dispositions 550,609 $ 271,107 | Page12 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Acquisitions and Dispositions

Property Map
(as of December 31, 2023)

Q4 | 2023



Single Property Market
Multi-Property Market

Property Diversification

- Medical Outpatient Building
- Inpatient Rehabilitation Facility
- Surgical and Specialty Facilities[1]



Annualized Base Rent[2]
39.8%
27.2%
33.0%



Properties[3]
13.7%
18.3%
68.0%

Single/Multi-Tenant Concentration

- Single Tenant
- Multi-Tenant



Annualized Base Rent[2]
9.3%
90.7%



Properties[3]
10.7%
89.3%

(1) Surgical and Specialty Facilities includes Surgical Facilities, Long-Term Acute Care Hospitals, Behavioral, Transitional Care, and Short-Term Acute Care Hospitals.
(2) Based on annualized December 2023 contractual base rent.
(3) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

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Real Estate Diversification Q4 | 2023

Total Statistics

	As of December 31, 2023	2022
Rentable square feet	5,113,959	5,534,508
Number of properties[1]	131	132
Weighted average annualized base rent per leased square foot	$31.75	$30.75
Weighted average remaining lease term	8.5 years	9.3 years
Weighted average leased rate	99.4 %	99.5 %

Top 10 Markets[2,3]


Dallas 8.0%
Oklahoma City 7.3%
San Antonio 5.4%
Akron 4.3%
Des Moines 4.0%
Philadelphia 3.5%
Riverside 3.3%
Houston 3.0%
Chicago 2.9%
Austin 2.8%

Top 10 Markets[2]

	As of December 31, 2023		As of December 31, 2022	
	Rentable Square Feet	% Leased[4]	Rentable Square Feet	% Leased[4]
Dallas	312,590	100.0 %	312,590	100.0 %
Oklahoma City	479,137	100.0 %	479,137	100.0 %
San Antonio	293,782	96.3 %	293,782	100.0 %
Akron	191,269	100.0 %	191,269	100.0 %
Des Moines	244,548	100.0 %	244,548	100.0 %
Philadelphia	89,139	100.0 %	89,139	100.0 %
Riverside	73,643	100.0 %	73,643	100.0 %
Houston	117,672	100.0 %	490,742	100.0 %
Chicago	129,634	100.0 %	24,722	100.0 %
Austin	125,269	100.0 %	125,271	100.0 %
Total	2,056,683	99.5 %	2,324,843	100.0 %

(1) Excludes two undeveloped land parcels as of December 31, 2023 and December 31, 2022.
(2) Based on annualized December 2023 contractual base rent.
(3) Represents each market's annualized December 2023 contractual base rent as a percentage of total annualized December 2023 contractual base rent.
(4) Weighted average based on rentable square feet.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Real Estate Diversification Q4 | 2023

Lease Expirations


$60M
$50M
$40M
$30M
$20M
$10M
$0M
Annualized Base Rent
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Thereafter
Annualized Base Rent[1]
Expiring Leased Square Feet

Tenant Diversification[1,2]


Post Acute Medical, LLC 15.8%
Baylor Scott and White Health 8.0%
Community Health Systems, Inc. 7.0%
Integris Health, Inc. 5.9%
Genesis Care Pty Ltd 5.7%
Trinity Health 5.6%
Select Medical Holdings Corporation 5.0%
Surgery Partners, Inc. 4.6%
Vibra Healthcare, LLC 3.4%
Cleveland Clinic Foundation 2.8%

Tenant Credit Concentrations[1,3]


Investment Grade Rated Tenant/ Guarantor or Affiliate
Rated Tenant/Guarantor or Affiliate
Non-Rated Tenant/Guarantor
37.4%
22.3%
40.3%

EBITDARM Coverage Ratio

	% of ABR[1]	EBITDARM Coverage
Medical Outpatient Building	16.3%	5.73x
Inpatient Rehabilitation Facility	23.8%	3.37x
Long-Term Acute Care Hospital	9.1%	2.96x
Surgical Facility	14.7%	4.59x
Specialty Facility[4]	3.1%	5.51x
Reporting Properties	**67.0%**	**4.26x**
Non-Reporting Properties[5]	33.0%	
Total Portfolio	**100.0%**	

(1) Based on annualized December 2023 contractual base rent.
(2) Includes tenants under common control.
(3) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(4) Specialty Facility includes Behavioral, Transitional Care, and Short-Term Acute Care Hospitals.
(5) Included within non-reporting properties is the Company's portfolio of properties operated by Genesis Care Pty Limited, which filed for Chapter 11 bankruptcy protection in June 2023.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
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Portfolio
(as of December 31, 2023)

Q4 | 2023

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Outpatient Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Outpatient Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Outpatient Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,273	10/4/2019	100.0 %	Medical Outpatient Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Beckley	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Outpatient Building
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Outpatient Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Outpatient Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Outpatient Building
Chicago	Burr Ridge Healthcare Facility	IL	104,912	9/27/2023	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Outpatient Building
Covington	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Outpatient Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Outpatient Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Outpatient Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Outpatient Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Outpatient Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Outpatient Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Outpatient Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

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Portfolio (Continued) Q4 | 2023

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Outpatient Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Outpatient Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Surgical Facility
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Outpatient Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Outpatient Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Outpatient Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Outpatient Building
Frankfort	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Outpatient Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	108,014	12/7/2016	83.5 %	Medical Outpatient Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Outpatient Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Surgical Facility
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Hot Springs	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Outpatient Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Specialty Facility
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Outpatient Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Surgical Facility
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Outpatient Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Outpatient Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

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Portfolio (Continued) Q4 | 2023

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Outpatient Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Outpatient Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Surgical Facility
Manitowoc	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Outpatient Building
Manitowoc	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Outpatient Building
Marinette	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Outpatient Building
Miami	West Palm Beach Healthcare Facility	FL	25,150	6/15/2023	100.0 %	Medical Outpatient Building
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Specialty Facility
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Outpatient Building
Oklahoma City	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Outpatient Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Specialty Facility
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Outpatient Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Outpatient Building
Pittsburgh	Pleasant Hills Healthcare Facility	PA	33,712	5/12/2022	100.0 %	Medical Outpatient Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility I	WA	6,000	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility II	WA	9,230	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility III	WA	5,400	5/20/2022	100.0 %	Medical Outpatient Building
Providence	New Bedford Healthcare Facility(1)	MA	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Reading	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Surgical Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Outpatient Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Outpatient Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Outpatient Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Outpatient Building

(1) On January 31, 2024, the Company sold the New Bedford Healthcare Facility for $1.5 million, generating net proceeds of $1.4 million, after transaction costs and other prorations, subject to additional transaction costs paid subsequent to the closing.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

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Portfolio (Continued) Q4 | 2023

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Specialty Facility
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	81.3 %	Medical Outpatient Building
San Diego	Escondido Healthcare Facility	CA	56,800	7/21/2022	100.0 %	Inpatient Rehabilitation Facility
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Outpatient Building
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Outpatient Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Surgical Facility
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Outpatient Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Outpatient Building
Tampa	Tampa Healthcare Facility II	FL	87,649	7/20/2022	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility IV	AZ	44,692	12/22/2020	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Outpatient Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

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Glossary
Q4 | 2023

Adjusted Fair Value of Real Estate Investments

Adjusted fair value of real estate investments is calculated using the real estate values determined as of the most recent NAV (as defined below), adjusted for property acquisitions and dispositions, major capital expenditures, and impairments.

Contractual Annualized Base Rent

The sum of each tenant's contractual base rent in the last month of the period multiplied by twelve months, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

These supplemental non-GAAP performance measures are defined as net income or loss, calculated in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company's operating performance and its ability to service debt.

The following is a reconciliation of net (loss) income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net (loss) income attributable to common stockholders	$ (8,996)	$ 14,983	$ 3,855	$ 14,200	$ (34,762)
Adjustments:					
Interest expense	6,171	5,653	5,664	5,622	5,833
Depreciation and amortization	18,841	18,097	18,803	18,552	22,756
EBITDA	$ 16,016	$ 38,733	$ 28,322	$ 38,374	$ (6,173)
Gain on real estate dispositions	—	(1)	—	(21)	—
Impairment losses	17,544	—	6,364	344	40,037
EBITDAre	$ 33,560	$ 38,732	$ 34,686	$ 38,697	$ 33,864

Earnings Before Interest, Taxes, Depreciation, Amortization, Rent and Management Fees (EBITDARM)

The Company utilizes EBITDARM, a supplemental non-GAAP performance measure, to evaluate the core operations of our tenants and/or guarantors (together, the "Obligor") of our properties. An Obligor's reported EBITDARM may be adjusted for certain non-recurring items or items not core to operations. Management believes such adjustments are reasonable and necessary to evaluate Obligor performance. Most Obligor financial statements are unaudited, and we have not independently verified any financial information received from Obligors and, therefore, we cannot confirm that such information is accurate or complete.

EBITDARM Coverage

Represents the ratio of EBITDARM of our reporting Obligors, divided by either (i) in the case of tenant individual property level reporting, the rent payable to the Company for the related period, or (ii) in the case of tenant multiple property level reporting, or in the case of guarantor reporting, total rent reported in its financial statements. EBITDARM Coverage is one indicator of an Obligor's ability to generate sufficient cash flows to cover its rental obligations. This ratio is based on the latest financial statements available to the Company and is calculated on a trailing twelve-month basis, when available and appropriate. For reporting purposes, the ratio for each Obligor is then weighted based on the annualized base rent of the reporting property. Properties for which Obligor financial statements are excluded include those (i) that are either not available or not sufficiently detailed, (ii) are not operating or are currently unoccupied, (iii) where the Obligor has filed for bankruptcy, or (iv) properties which are not stabilized. Properties with new operations are considered stabilized only upon the earlier to occur of (i) the Obligor generating a 1.25x EBITDARM Coverage ratio, or (ii) twenty-four months after the property has been open for operations.

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Glossary Q4 | 2023

Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO)

FFO, a non-GAAP financial measure, is calculated consistent with NAREIT's definition, as net income (loss) (calculated in accordance with GAAP), excluding gains (or losses) from sales of real estate assets and impairments of real estate assets and goodwill, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. The Company calculates Core FFO by adjusting FFO to remove the effect of items that are not expected to impact its operating performance on an ongoing basis and consider it to be a useful supplemental measure because it provides investors with additional information to understand our sustainable performance. These include severance, write-off of straight-line rent receivables related to prior periods, accelerated stock-based compensation, amortization of above- and below-market lease intangibles (including ground leases), and loss on extinguishment of debt. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company's Core FFO may not be comparable to other REITs. In addition to FFO and Core FFO, the Company uses AFFO as a non-GAAP supplemental financial performance measure because the Company believes it provides to investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items: deferred rent, current period straight-line rent adjustments, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs.

FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO.

The following is a reconciliation of net (loss) income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net (loss) income attributable to common stockholders	$ (8,996)	$ 14,983	$ 3,855	$ 14,200	$ (34,762)
Adjustments:					
Depreciation and amortization of real estate assets	18,818	18,073	18,780	18,531	22,730
Gain on real estate dispositions	—	(1)	—	(21)	—
Impairment losses	17,544	—	6,364	344	40,037
FFO	$ 27,366	$ 33,055	$ 28,999	$ 33,054	$ 28,005
Adjustments:					
Severance	1,318	43	8	32	—
Write-off of straight-line rent receivables related to prior periods	1,650	—	1,479	139	2,434
Accelerated stock-based compensation	318	—	—	—	—
Amortization of above (below) market lease intangibles, including ground leases	276	279	546	285	282
Core FFO	$ 30,928	$ 33,377	$ 31,032	$ 33,510	$ 30,721
Adjustments:					
Deferred rent	456	325	344	519	738
Straight-line rent adjustments	(1,357)	(1,217)	(1,454)	(1,437)	(2,042)
Amortization of deferred financing costs	425	415	412	413	412
Stock-based compensation	2,245	1,228	1,251	1,242	1,146
AFFO	$ 32,697	$ 34,128	$ 31,585	$ 34,247	$ 30,975

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Q4 | 2023 Net Debt Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage metrics. The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of December 31, September 30, June 30, March 31, December 31, 2023 2023 2023 2023 2022 Total credit facility debt, net $ 523,153 $ 603,052 $ 562,893 $ 572,734 $ 580,588 Deferred financing costs, net 1,847 1,948 2,107 2,266 2,412 Principal debt outstanding 525,000 605,000 565,000 575,000 583,000 Less: cash and cash equivalents 202,019 14,563 21,497 22,230 12,917 Net debt $ 322,981 $ 590,437 $ 543,503 $ 552,770 $ 570,083 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated fair value of the Company’s assets, less the estimated fair value of the Company’s liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at a point in time. Glossary | Page22

Glossary Q4 | 2023

Net Operating Income (NOI), Cash NOI and Same Store Cash NOI

NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expenses, consisting of straight-line rent adjustments, net of write-offs, amortization of above- and below-market lease intangibles (including ground leases), and internal property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company's real estate portfolio. Same store cash NOI is calculated to exclude non-same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net income (loss) because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income (loss), determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income (loss) as presented in the consolidated financial statements included on the Company's Annual Report on Form 10-K filed with the SEC on March 6, 2024.

The following is a reconciliation from net (loss) income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to NOI, Cash NOI and Same Store Cash NOI, for the following periods (amounts in thousands):

	Three Months Ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Rental revenue	$ 45,914	$ 48,542	$ 44,965	$ 49,644	$ 43,905
Rental expenses	(5,468)	(5,005)	(4,873)	(4,850)	(4,731)
Net operating income	40,446	43,537	40,092	44,794	39,174
Adjustments:					
Straight-line rent adjustments, net of write-offs	293	(1,217)	25	(1,298)	392
Amortization of above (below) market lease intangibles, including ground leases	276	279	546	285	282
Internal property management fee	1,332	1,237	1,345	1,336	1,268
Deferred rent	456	325	344	519	738
Cash NOI	42,803	44,161	42,352	45,636	41,854
Non-same store cash NOI	(4,359)	(6,020)	(4,200)	(8,669)	(4,248)
Same store cash NOI	38,444	38,141	38,152	36,967	37,606
General and administrative expenses	(7,418)	(4,828)	(5,547)	(6,103)	(5,313)
Depreciation and amortization	(18,841)	(18,097)	(18,803)	(18,552)	(22,756)
Impairment losses	(17,544)	—	(6,364)	(344)	(40,037)
Gain on real estate dispositions	—	1	—	21	—
Interest and other income	532	23	141	6	3
Interest expense	(6,171)	(5,653)	(5,664)	(5,622)	(5,833)
Straight-line rent adjustments, net of write-offs	(293)	1,217	(25)	1,298	(392)
Amortization of above (below) market lease intangibles, including ground leases	(276)	(279)	(546)	(285)	(282)
Internal property management fee	(1,332)	(1,237)	(1,345)	(1,336)	(1,268)
Deferred rent	(456)	(325)	(344)	(519)	(738)
Non-same store cash NOI	4,359	6,020	4,200	8,669	4,248
Net (loss) income attributable to common stockholders	$ (8,996)	$ 14,983	$ 3,855	$ 14,200	$ (34,762)

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Q4 | 2023 Total Real Estate Investments at Cost Represents the contractual purchase price of real estate properties acquired, including capitalized acquisition costs, and capital expenditures incurred since acquisition, reduced by the cost basis of properties sold. Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared, excluding properties under development, re-development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income (loss). Remaining Lease Term The number of periods remaining of each tenant’s lease, calculated on a weighted average basis on annualized base rent. Rent Escalation The amount of base rent increases that are included within each tenant’s lease, calculated on a weighted average basis on annualized base rent. Glossary | Page24